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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 10, 2000

                      Residential Asset Funding Corporation
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             (Exact name of registrant as specified in its charter)



                  North Carolina                             333-81721                   56-2064715
  ----------------------------------------------     ------------------------         ----------------
  (State or Other Jurisdiction of Incorporation)     (Commission File Number)         (I.R.S. Employer
                                                                                     Identification No.)
             301 South College Street
            Charlotte, North Carolina                                                    28288-0610
     ----------------------------------------                                            ----------
     (Address of Principal Executive Offices)                                            (Zip Code)


        Registrant's telephone number, including area code (704) 374-4868
                                                           --------------

                                    No Change
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          (Former name or former address, if changed since last report)


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


                  Item 2. Acquisition or Disposition of Assets


                  Description of the Certificates and the Mortgage Loans


                  Residential Asset Funding Corporation registered issuances of up to $500,000,000 principal amount of Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (Registration File No. 333-81721) (the "Registration Statement"). Pursuant to the Registration Statement, Home Loan Trust 2000-1 (the "Issuer") issued $55,274,000 in aggregate principal amount of its Asset Backed Certificates, Class A-1 and Class A-2, Series 2000-1 (the "Certificates"), on March 14, 2000. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates.


                  The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Agreement") attached hereto as Exhibit 4.1, dated as of February 29, 2000, among Residential Asset Funding Corporation, as depositor (the "Depositor") Bankers Trust Company of California, N.A., as trustee (the "Trustee"), and Home Loan and Investment Bank, F.S.B. as Master Servicer. The Certificates represent beneficial ownership interests in a pool of mortgage loans and certain related property.


                  As of March 10, 2000, the Mortgage Loans possessed the characteristics described in the Prospectus dated September 9, 1999 and the Prospectus Supplement dated March 10, 2000 filed pursuant to Rule 424(b)(2) of the Act on March 15, 2000.

                  Item 7. Financial Statements, Pro Forma Financial Information
                          and Exhibits.


         (a)      Not applicable


         (b)      Not applicable

         (c) Exhibit 1.1. Underwriting Agreement, dated March 10, 2000, between Residential Asset Funding Corporation and First Union Securities, Inc.

                  Exhibit 4.1. Pooling And Servicing Agreement, dated as of February 29, 2000, among Residential Asset Funding Corporation, as Depositor, Home Loan and Investment Bank, F.S.B., as Master Servicer, and Bankers Trust Company of California, N.A., as Trustee

                  Exhibit 4.2. Unaffiliated Seller's Agreement, dated as of February 29, 2000, between Residential Asset Funding Corporation and Home Loan and Investment Bank, F.S.B.

                  Exhibit 8.1. Opinion of Dewey Ballantine LLP regarding tax matters, dated March 14, 2000.

                  Exhibit 23.1. Consent of PricewaterhouseCoopers regarding consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries.

                                   SIGNATURES


                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    RESIDENTIAL ASSET FUNDING CORPORATION,
                                    as Depositor and on behalf of Home Loan
                                    Trust 2000-1

                                    Registrant



                                    By:   /s/ Shanker Merchant
                                          --------------------
                                    Name: Shanker Merchant
                                    Title:Senior Vice President


Dated:  March 21, 2000

                                  EXHIBIT INDEX


Exhibit No.               Description
-----------               -----------
Exhibit 1.1.              Underwriting Agreement, dated March 10, 2000, between
                          Residential Asset Funding Corporation and First Union
                          Securities, Inc.

Exhibit 4.1. Pooling And Servicing Agreement, dated as of February 29, 2000, among Residential Asset Funding Corporation, as Depositor, Home Loan and Investment Bank, F.S.B., as Master Servicer, and Bankers Trust Company of California, N.A., as Trustee

Exhibit 4.2. Unaffiliated Seller's Agreement, dated as of February 29, 2000 between Residential Asset Funding Corporation and Home Loan and Investment Bank, F.S.B. Exhibit 4.2

Exhibit 8.1. Opinion of Dewey Ballantine LLP regarding tax matters, dated March 14, 2000.

Exhibit 23.1. Consent of PricewaterhouseCoopers regarding consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries.